                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3

                       AMENDMENT NO. 3 -- FINAL AMENDMENT


                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                GENENTECH, INC.
                                (Name of Issuer)

                                GENENTECH, INC.
                              ROCHE HOLDINGS, INC.
                       (Name of Persons Filing Statement)

              COMMON STOCK, $.02 PAR VALUE                                     368710208
             (Title of Class of Securities)                      (CUSIP Number of Class of Securities)

                            ------------------------

                JOHN P. MCLAUGHLIN, ESQ.
          SENIOR VICE PRESIDENT AND SECRETARY
                    GENENTECH, INC.                                       ROCHE HOLDINGS, INC.
             460 POINT SAN BRUNO BOULEVARD                                15 EAST NORTH STREET
         SOUTH SAN FRANCISCO, CALIFORNIA 94080                           DOVER, DELAWARE 19901
                     (415) 225-1000

(Name, Address and Telephone Number of Persons Authorized to Receive Notices and
           Communications on Behalf of the Persons Filing Statement)
                            ------------------------

                                   COPIES TO:

                RICHARD D. KATCHER, ESQ.                                 PETER R. DOUGLAS, ESQ.
             WACHTELL, LIPTON, ROSEN & KATZ                              DAVIS POLK & WARDWELL
                  51 WEST 52ND STREET                                     450 LEXINGTON AVENUE
                NEW YORK, NEW YORK 10019                                NEW YORK, NEW YORK 10017
                     (212) 403-1000                                          (212) 450-4000

                                  JUNE 2, 1995
   (Date Proxy Statement First Published, Sent or Given to Security Holders)

     This statement is filed in connection with (check the appropriate box):

     a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

     b. / / The filing of a registration statement under the Securities Act of 1933.

     c. / / A tender offer.

     d. / / None of the above.


     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. / /


                           CALCULATION OF FILING FEE

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                 TRANSACTION VALUATION                                    AMOUNT OF FILING FEE
----------------------------------------------------------------------------------------------------------------
                    $2,976,632,664*                                             $595,327
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

* For purposes of calculation of fee only, this amount is based upon the sum of
  (A) the product of (i) 57,198,521, the number of outstanding shares of Redeemable Common Stock, par value $.02 per share ("Redeemable Common Stock") of Genentech outstanding on June 2, 1995 (the original filing date of this Schedule 13E-3), assuming the exercise of all Genentech warrants and stock options (whether or not currently exercisable), not including shares of Redeemable Common Stock then held by Roche Holdings, Inc. and its affiliates, and (ii) $48.1875, the average of the high and low sales price of a share of Redeemable Common Stock quoted on the New York Stock Exchange on May 26, 1995 as reported in published financial sources, and (B) the product of (i) 4,670,282 (the incremental number of outstanding shares for which a fee was not paid in connection with the initial filing of this Schedule 13E-3 on June 2, 1995, which number assumes the exercise of all warrants and stock options, whether or not currently exercisable) and (ii) $47.1875 (the average of the high and low sales price of the Common Stock into which the Redeemable Common Stock was converted automatically after June 30, 1995 on the New York Stock Exchange on August 31, 1995). In accordance with Rule 0-11 under the Securities Exchange Act of 1934, the filing fee is determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50th of one percent.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2).
Amount Previously Paid: $555,000              Filing Party: Genentech, Inc.
Form or Registration No.: Schedule 14A
Date Filed: June 2, 1995
and
Amount Previously Paid: $75,993               Filing Party: Genentech, Inc.
Form or Registration No.: Form S-4, No. 33-59949
Date Filed: September 8, 1995

     Genentech, Inc., a Delaware corporation ("Genentech"), and Roche Holdings, Inc., a Delaware corporation ("Roche") hereby amend and supplement their Rule 13e-3 Transaction Statement on Schedule 13E-3 (as amended, the "Statement"). The Statement relates to an Agreement and Plan of Merger dated as of May 23, 1995, as amended and restated (the "Merger Agreement") among Genentech, Roche and HLR (U.S.) II, Inc. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Roche. The transactions contemplated by the Merger Agreement were approved by the stockholders of Genentech and were consummated, in each case, on October 25, 1995. The purpose of the Merger Agreement and resulting conversion of Genentech Common Stock into Genentech Special Common Stock was to, among other matters, (i) extend by four years the period during which the publicly traded stock of Genentech is subject to redemption by Genentech at the option of Roche, with such redemption during such four-year period being at specified prices per share ranging from $62.50 during the quarter ending December 31, 1995 increasing $1.25 per share for the next six quarters and $1.50 per share for the next eight quarters to $82.00 during the quarter ending June 30, 1999 (the "Call Rights"), and (ii) provide holders thereof the right to require Genentech to redeem all or a portion (at the election of the holder) of their shares of such stock for a 30-business-day period beginning in July 1999 (unless such right is accelerated following the occurrence of certain insolvency events of Genentech) at a price of $60.00 per share in the event that Roche does not cause the exercise of the Call Rights. (Upon final court approval of certain shareholder class action and derivative complaints pending in the Court of Chancery of the State of Delaware in and for New Castle County consolidated under the caption In re Genentech, Inc. Shareholders Litigation, Cons. C.A. No. 14265, each of the redemption prices set forth in clause (i) of the preceding sentence will be increased by $0.50 per share of Special Common Stock, resulting in a final price of $82.50. If such final court approval occurs after payment of the applicable redemption price described above, such $0.50 increase will be promptly thereafter paid by Genentech for each share of such publicly traded stock for which payment of the redemption price had previously been paid.) This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Terms used but not defined herein shall have the meanings set forth in the definitive proxy materials of Genentech (the "Proxy Statement/Prospectus") filed with the Securities and Exchange Commission (the "Commission") on September 21, 1995.



     This final amendment to this Statement reports the consummation of the transactions contemplated by the Merger Agreement following approval of thereof by the stockholders of Genentech at a special meeting of such stockholders held on October 25, 1995.



ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.



          At the Special Meeting held on October 25, 1995, the Merger was approved by a majority of shares of Common Stock entitled to vote at the meeting (including a majority of such shares not held by Roche or its affiliates). A certificate of merger was filed with the Secretary of State of Delaware on October 25, 1995. As a result, the Effective Time occurred on October 25, 1995 and Merger Subsidiary was merged with and into Genentech.



ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.



          The Merger was consummated on October 25, 1995, and the Common Stock became eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act. In the Merger, (i) the Certificate of Incorporation of Genentech was amended to authorize the issuance of the Special Common Stock and (ii) each share of Common Stock of Genentech (other than shares of Common Stock held by Roche and its affiliates) was converted into one share of Special Common Stock), each outstanding share of Common Stock held by Roche and its affiliates was canceled, and the outstanding common stock of Merger Subsidiary was converted into shares of Common Stock representing the same number of shares of Common Stock held by Roche and its affiliates immediately prior to the Merger.



ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.



          As a result of the consummation of the Merger, Roche Holdings, Inc. owns 76,621,009 shares of Common Stock (100% of the outstanding shares of Common Stock) and no shares of Special Common Stock. The Special Common Stock commenced trading on the NYSE and the PSE on October 26, 1995.



ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.



          On October 25, 1995, (i) the Company and Roche executed the Amended Governance Agreement, (ii) the Company and Roche Holding executed the Guaranty, (iii) the Company, HLR and certain subsidiaries of the Company executed the Licensing Agreement and (iv) the Company deposited $1 million with Citibank, N.A. under the Agency Agreement.



ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.



          (d)(2) Letter of Transmittal for exchange of stock certificates.

                                   SIGNATURE

     After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.


Date: November 3, 1995            GENENTECH, INC.


                                  By: /s/  John P. McLaughlin

                                   ---------------------------------------------
                                   Name: John P. McLaughlin

                                   Title:  Senior Vice President and Secretary



                                  ROCHE HOLDINGS, INC.


                                  By: /s/  Henri B. Meier

                                   ---------------------------------------------
                                   Name: Henri B. Meier

                                   Title:  Vice President

                                EXHIBIT INDEX
                                -------------

  Exhibit No.                               Description
  -----------                               -----------

 Exhibit (d)(2)       Letter of Transmittal for exchange of stock certificates.